EXHIBIT 10.1

THIS NOTE PURCHASE AGREEMENT (THE "AGREEMENT") RELATES TO AN OFFERING OF NOTES IN AN OFFSHORE TRANSACTION TO PERSONS WHO ARE NOT U.S. PERSONS (AS DEFINED HEREIN) PURSUANT TO REGULATION S UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE "U.S. SECURITIES ACT").

NONE OF THE CONVERTIBLE NOTES (OR THE SECURITIES ISSUABLE UPON CONVERSION OF SUCH NOTES) TO WHICH THIS AGREEMENT RELATES HAVE BEEN OR WILL BE REGISTERED UNDER THE U.S. SECURITIES ACT, OR ANY U.S. STATE SECURITIES LAWS, AND, UNLESS SO REGISTERED, NONE MAY BE OFFERED OR SOLD, DIRECTLY OR INDIRECTLY, IN THE UNITED STATES OR TO U.S. PERSONS (AS DEFINED HEREIN) EXCEPT IN ACCORDANCE WITH THE PROVISIONS OF REGULATION S UNDER THE U.S. SECURITIES ACT, PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT, OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE U.S. SECURITIES ACT AND IN EACH CASE ONLY IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS.  IN ADDITION, HEDGING TRANSACTIONS INVOLVING THE SECURITIES MAY NOT BE CONDUCTED UNLESS IN COMPLIANCE WITH THE U.S. SECURITIES ACT.

NOTE PURCHASE AGREEMENT
(Non U.S. Lenders)

Purchase of
8% Convertible Promissory Notes, due January 8, 2014

TO:	SKY PETROLEUM, INC. (the “Company”)
Attn: Michael Noonan, Chief Financial Officer
401 Congress Avenue, Suite 1540
Austin, Texas 78701
USA

RECITALS

WHEREAS, the Company is offering 8% Convertible Promissory Notes, due January 8, 2014 (the “Notes”), to raise up to US$1,000,000 under the terms set forth in this agreement (the “Offering”); and

WHEREAS, the undersigned desires to lend the Company funds in consideration for Notes in the principal amount of such loan.

AGREEMENT

1.	LOAN

1.1           The undersigned (the “Lender”) hereby irrevocably agrees to purchase from SKY PETROLEUM, INC. Notes in the aggregate principal amount set forth in “Aggregate Purchase Amount” below (the “Principal Amount”). The Notes are convertible, at any time at the option of the holder, into shares of common stock of the Company (“Common Shares”) at the conversion price of US$0.25 per share (the “Conversion Price”).  The Notes will bear interest at the rate of 8% per annum, payable in cash or in-kind in Common Shares at the Conversion Price.  The Principal Amount and accrued and unpaid interest on the Notes will due and payable on January 8, 2014 (the “Maturity Date”)..

1.2           The Notes will be in substantially the form attached hereto as Exhibit A (the “Note Certificates”).

1.3           The Company hereby irrevocably agrees to sell, on the basis of the representations and warranties and subject to the terms and conditions set forth herein, to the Lender the Notes.  Subject to the terms hereof, the purchase will be effective upon its acceptance by the Company.

1.4           Unless otherwise provided, all dollar amounts referred to in this Agreement are in lawful money of the United States of America.

1.5           The Lender acknowledges that this Agreement forms part of an offering of Notes in the aggregate amount of up to US$1,000,000 (the “Offering”).  There is no minimum amount for the Offering and the Company may elect to terminate the Offering at any time.

2.	PAYMENT

2.1           The Aggregate Purchase Amount must accompany this Agreement and shall be wired directly to the Company in accordance with the wire instructions provided by the Company.

2.2           Closing of the offering of the Notes (the "Closing") shall take place at the offices of the Company (at the address set forth above), at the earlier of (a) 5:00 p.m., Houston, Texas time on January 7, 2013; or (b) at such other time and place or on such date as the Lenders and the Company may agree upon in writing.

3.	ACKNOWLEDGEMENTS OF LENDER

3.1           The Lender acknowledges, represents, warrants and agrees that:

(a)
neither the Notes nor the Common Shares issuable upon conversion or paid as in-kind dividends have been or will be registered under the U.S. Securities Act, or under any state securities or "blue sky" laws of any state of the United States, and, unless so registered, may not be offered or sold in the United States or, directly or indirectly, to U.S. Persons, as that term is defined in Regulation S under the U.S. Securities Act ("Regulation S"), except in accordance with the provisions of Regulation S, pursuant to an effective registration statement under the U.S. Securities Act, or pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the U.S. Securities Act and in each case only in accordance with applicable state and provincial securities laws;

(b)	the Lender has carefully read this Agreement;

(c)
Lender has assessed and considered the economic consequences of the purchase of the Notes with its attorney and/or other financial advisor, as the Lender determined necessary, and was afforded access to the books and records of the Company, conducted an independent investigation of the business of the Company, and was fully familiar with the financial affairs of the Company.   Lender consulted its counsel with respect to the U.S. Securities Act and applicable federal and state securities laws. The Company has not provided the Lender with any representations, statements, or warranties as to the

Appendix B to Exhibit B - 2

Securities.  Lender has reviewed and had access to the Company’s periodic public filings with the United States Securities and Exchange Commission (“the “SEC”) available electronically on EDGAR at www.sec.gov;

(d)
the books and records of the Company were available, subject to certain confidentiality restrictions, to the Lender and all documents, records and books in connection with the sale of the Notes hereunder have been made available for inspection by the Lender, the Lender's attorney and/or advisor(s);

(e)
the Lender will indemnify and hold harmless the Company and, where applicable, its respective directors, officers, employees, agents, advisors and shareholders from and against any and all loss, liability, claim, damage and expense whatsoever (including, but not limited to, any and all fees, costs and expenses whatsoever reasonably incurred in investigating, preparing or defending against any claim, lawsuit, administrative proceeding or investigation whether commenced or threatened) arising out of or based upon any representation or warranty of the Lender contained herein or in any document furnished by the Lender to the Company in connection herewith being untrue in any material respect or any breach or failure by the Lender to comply with any covenant or agreement made by the Lender to the Company in connection therewith;

(f)
the Lender has been advised to consult the Lender's own legal, tax and other advisors with respect to the merits and risks of an investment in the Securities and with respect to applicable resale restrictions, and it is solely responsible (and the Company is not in any way responsible) for compliance with:

(i)	any applicable laws of the jurisdiction in which the Lender is resident in connection with the distribution of the Securities hereunder, and

(ii)	applicable resale restrictions;

(g)	the Lender has the requisite knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the investment in the Notes and the Company;

(h)
the Lender has not acquired the Notes as a result of, and will not itself engage in, any "directed selling efforts" (as defined in Regulation S under the U.S. Securities Act) in the United States in respect of any of the Notes which would include any activities undertaken for the purpose of, or that could reasonably be expected to have the effect of, conditioning the market in the United States for the resale of any of the Notes; provided, however, that the Lender may sell or otherwise dispose of any of the Notes pursuant to registration of any of the securities pursuant to the U.S. Securities Act and any applicable state securities laws or under an exemption from such registration requirements and as otherwise provided herein;

(i)
the Notes and the Common Shares issuable upon conversion or paid as in-kind dividends will be restricted securities as defined in Rule 144(a)(3) and certificates representing such securities will bear an appropriate restrictive legend to such effect;

(j)
the Lender is not a U.S. person (as defined in Regulation S under the U.S. Securities Act); the Lender was outside the United States when receiving and executing this Agreement and the Lender is acquiring the Notes as principal for its own account, for

Appendix B to Exhibit B - 3

investment purposes only, and not with a view to, or for, resale, distribution or fractionalization thereof, in whole or in part, and no other person has a direct or indirect beneficial interest in such Notes;

(k)	there is no government or other insurance covering any of the Notes, and the Notes are unsecured obligations of the Company; and

(l)	this Agreement is not enforceable by the Lender unless it has been executed and delivered by the Company.

4.	ACKNOWLEDGEMENT OF THE COMPANY

4.1           The Company acknowledges, represents, warrants and agrees that:

(a)	each of the Company and each of its subsidiaries is a valid and subsisting corporation duly incorporated and in good standing under the laws of its jurisdiction of incorporation;

(b)
each of the Company and each of its subsidiaries is duly registered and licensed to carry on business in the jurisdictions in which it carries on business or owns property where so required by the laws of that jurisdiction;

(c)
the issue and sale of the Notes and the Common Shares issuable upon conversion or paid as in-kind dividends by the Company do not and will not conflict with, and does not and will not result in a breach of, any of the terms of its incorporating documents or any material agreement or instrument to which the Company is a party;

(d)
there are no legal or governmental actions, suits, proceedings or investigations pending or, to the Company’s knowledge, threatened, to which the Company or any of its subsidiaries is or may be a party or of which property owned or leased by the Company or any of its subsidiaries is or may be the subject, or related to environmental, title, discrimination or other matters, which actions, suits, proceedings or investigations, individually or in the aggregate, could have a material adverse effect on the Company;

(e)
there are no judgments against the Company or any of its subsidiaries, if any, which are unsatisfied, nor is the Company or any of its subsidiaries, if any, subject to any injunction, judgment, decree or order of any court, regulatory body, administrative agency or other governmental body;

(f)
this Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding obligation of the Company enforceable against it in accordance with its terms, except as enforcement thereof may be limited by bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting the rights of creditors generally and except as limited by the application of equitable principles when equitable remedies are sought, and by the fact that rights to indemnity, contribution and waiver, and the ability to sever unenforceable terms, may be limited by applicable law; and

(g)
neither the Company nor any of its affiliates, nor any person acting on its or their behalf (i) has made or will make any “directed selling efforts” (as such term is defined in Regulation S of the U.S. Securities Act) in the United States, or (ii) has engaged in or will engage in any form of “general solicitation” or “general advertising” (as such terms are

Appendix B to Exhibit B - 4

defined in Rule 502 (c) under Regulation D of the U.S. Securities Act) in the United States with respect to offers or sales of the Notes.

5.	ACKNOWLEDGEMENT AND WAIVER

5.1           The Lender has acknowledged that the decision to purchase the Notes was solely made on the basis of publicly available information.  The Lender hereby waives, to the fullest extent permitted by law, any rights of withdrawal, rescission or compensation for damages to which the Lender might be entitled in connection with the distribution of any of the Notes.

6.	COLLECTION OF PERSONAL INFORMATION

6.1           The Lender acknowledges and consents to the fact that the Company is collecting the Lender’s personal information for the purpose of fulfilling this Agreement and completing the Offering.  The Lender's personal information (and, if applicable, the personal information of those on whose behalf the Lender is contracting hereunder) may be disclosed by the Company to (a) stock exchanges or securities regulatory authorities, (b) the Company's registrar and transfer agent, (c) tax authorities, (d) authorities pursuant to the Uniting and Strengthening America by Providing Appropriate Tools Required to Intercept and Obstruct Terrorism Act of 2001 (PATRIOT ACT) and (e) any of the other parties involved in the Offering, including legal counsel, and may be included in record books in connection with the Offering.  By executing this Agreement, the Lender is deemed to be consenting to the foregoing collection, use and disclosure of the Lender's personal information (and, if applicable, the personal information of those on whose behalf the Lender is contracting hereunder) and to the retention of such personal information for as long as permitted or required by law or business practice.  Notwithstanding that the Lender may be purchasing Notes as agent on behalf of an undisclosed principal, the Lender agrees to provide, on request, particulars as to the identity of such undisclosed principal as may be required by the Company in order to comply with the foregoing.

7.	COSTS

7.1           The Lender acknowledges and agrees that all costs and expenses incurred by the Lender (including any fees and disbursements of any special counsel retained by the Lender) relating to the purchase of the Notes shall be borne by the Lender.

8.	GOVERNING LAW

8.1           This Agreement shall be binding upon the parties hereto, their heirs, executors, successors, and legal representatives.  The laws of the State of Texas, Travis County, shall govern the rights of the parties as to this Agreement without regard to principles of conflicts of laws that would direct the application of laws of another jurisdiction.

8.2           Each of the Parties irrevocably submits and attorns to the exclusive jurisdiction and venue of the federal courts of the United States with jurisdiction over matters in the State of Texas, Travis County, and irrevocably waives any objection, including any claim of inconvenient forum.

9.	SURVIVAL

9.1           This Agreement, including without limitation the representations, warranties and covenants contained herein, shall survive and continue in full force and effect and be binding upon the parties hereto notwithstanding the completion of the purchase of the Notes by the Lender pursuant hereto.

Appendix B to Exhibit B - 5

10.	ASSIGNMENT

10.1           This Agreement is not transferable or assignable.

11.	EXECUTION

11.1           The Company shall be entitled to rely on delivery by facsimile machine of an executed copy of this Agreement and acceptance by the Company of such facsimile copy shall be equally effective to create a valid and binding agreement between the Lender and the Company in accordance with the terms hereof.

12.	SEVERABILITY

12.1           The invalidity or unenforceability of any particular provision of this Agreement shall not affect or limit the validity or enforceability of the remaining provisions of this Agreement.

13.	ENTIRE AGREEMENT

13.1           Except as expressly provided in this Agreement and in the agreements, instruments and other documents contemplated or provided for herein, this Agreement contains the entire agreement between the parties with respect to the sale of the Securities and there are no other terms, conditions, representations or warranties, whether expressed, implied, oral or written, by statute or common law, by the Company or by anyone else.

14.	NOTICES

14.1           All notices and other communications hereunder shall be in writing and shall be deemed to have been duly given if mailed or transmitted by any standard form of telecommunication.  Notices to the Lender and the Company shall be directed to it at the respective address in this Agreement.

15.	COUNTERPARTS

15.1           This Agreement may be executed in any number of counterparts, each of which, when so executed and delivered, shall constitute an original and all of which together shall constitute one instrument.

[Signature Page Follows]

Appendix B to Exhibit B - 6

IN WITNESS WHEREOF the Lender has duly executed this Agreement as of the date of acceptance by the Company.

Please print all information (other than signatures), as applicable, in the space provided below

________________________________________________________ (Name of Lender)	Principal Amount of Notes:____________________________
=
Account Reference (if applicable:_______________________________
By:_____________________________________________________	Aggregate Purchase Amount: US$________________________ (insert total investment amount in US$)
Authorized Signature

________________________________________________________
(Official Capacity or Title – if the Lender is not an individual)

________________________________________________________
(Name of individual whose signature appears above if different than the name of the Lender printed above.)

________________________________________________________
(Lender’s Address, including Municipality and Province)

________________________________________________________
S.I.N. or Taxation Account of Lender

________________________________________________________
(Telephone Number) (Email Address)

If the Lender is signing as agent for a principal (beneficial purchaser) and is not purchasing as trustee or agent for accounts fully managed by it, complete the following:

__________________________________________________
(Name of Principal)

_________________________________________________
(Principal’s Address)

__________________________________________________

Account Registration Information:

________________________________________________________
(Name)

________________________________________________________
(Account Reference, if applicable)

_______________________________________________________
(Address, including Postal Code)

    Delivery Instructions as set forth below:

_________________________________________________
(Name)

_________________________________________________
(Account Reference, if applicable)

_________________________________________________
(Address, including Postal Code)

_________________________________________________
(Contact Name)        (Telephone Number)

Appendix B to Exhibit B - 7

A C C E P T A N C E

The above-mentioned Agreement in respect of the Notes is hereby accepted by SKY PETROLEUM, INC.

DATED at ________________________________________, the _______ day of __________________, 2013.

SKY PETROLEUM, INC.

Per:  ___________________________________
Authorized Signatory

Appendix B to Exhibit B - 8

Exhibit A

FORM OF NOTE CERTIFICATE